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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 25, 1997
                        (Date of earliest event reported)



                              CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)
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
     NEVADA                                 0-26288                                      77-0163521
(State or other jurisdiction of      (Commission file number)              (I.R.S. Employer Identification No.)
incorporation or organization)
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                            6025 SHILOH ROAD, SUITE A
                            ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

         On November 25, 1997, Contour Medical, Inc. ("Contour") entered into an amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 as amended by Amendment No. 1 thereto dated as of August 21, 1997 (as amended, the "Merger Agreement"), by and among Contour, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), and Nectarine Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Sub will be merged (the "Merger") with and into Contour.

         The Amendment contains certain technical structuring provisions and extends the date after which either party may freely terminate the Merger Agreement from November 30, 1997 (or, under certain circumstances, to December 31, 1997) to March 31, 1998.

         On November 25, 1997, Sun also entered into an amendment (the "Option Amendment") to the Stockholders Stock Option and Proxy Agreement dated as of February 17, 1997 (the "Option Agreement") by and among Sun and Retirement Care Associates, Inc. ("RCA"), the majority stockholder of Contour, pursuant to which the Option Agreement was amended so as to (i) provide certain registration rights to RCA in the event that Sun pays the exercise price of the option granted thereunder in shares of Sun common stock, (ii) not allow Sun to exercise such option in the event that Sun materially breaches the Merger Agreement and
(iii) shorten the period during which Sun may exercise such option from 120 days to 14 days.

         The Merger is subject to approval by the stockholders of both companies and will be considered at separate meetings now anticipated to occur in the first quarter of 1998. The Merger remains subject to other customary conditions. The Merger will be completed promptly following stockholder approval, assuming satisfaction of the other conditions to the Merger.

         The foregoing description is qualified in its entirety by reference to the full text of the Amendment and the Option Agreement, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

    (c)  EXHIBITS

         2.1 Amendment No. 2 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Contour Medical, Inc. and Nectarine Acquisition Corporation.

         2.2 Amendment No. 1 to the Stockholders Stock Option and Proxy Agreement dated as of February 17, 1997 between Sun Healthcare Group, Inc. and Retirement Care Associates, Inc.

         99.1     Press Release

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CONTOUR MEDICAL, INC.




                                       By: /s/ Donald F. Fox
                                          --------------------------------------
                                          Donald F. Fox
                                          Its President

Dated as of December 5, 1997.

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                               INDEX TO EXHIBITS

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DOCUMENT                                                               SEQUENTIALLY
NO.                        DOCUMENT                                    NUMBERED PAGE
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
2.1               Amendment No. 2 to the Agreement and Plan                  6
                  of Merger and Reorganization dated as of
                  February 17, 1997 among Sun Healthcare
                  Group, Inc., Contour Medical, Inc.
                  and Nectarine Acquisition Corporation.

2.2               Amendment No. 1 to the Stockholders Stock                  10
                  Option and Proxy Agreement dated as of
                  February 17, 1997 between Sun Healthcare Group,
                  Inc. and Retirement Care Associates, Inc.

99.1              Press Release                                              17
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